                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 8, 1999
                                                         ----------------

                          FIRST CONSULTING GROUP, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                        0-23651                       95-3539020
   --------                        -------                       ----------
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)              Identification No.)
Incorporation)



111 W. OCEAN BLVD., 4TH FLOOR, LONG BEACH, CALIFORNIA                   90802
-----------------------------------------------------                   -----
(Address of Principal Executive Office)                              (Zip Code)


       Registrant's telephone number, including area code: (562) 624-5200
                                                           --------------

ITEM 5.  OTHER EVENTS.

On November 8, 1999, FCG Management Services, LLC (FCGMS), a subsidiary of First Consulting Group, Inc. (FCG), and New York and Presbyterian Hospital, doing business as NewYork-Presbyterian Hospital (NYPH), entered into an information technology outsourcing agreement pursuant to which FCGMS will manage NYPH's information technology and telecommunications functions. The following is a summary of certain of the terms and conditions of this transaction. Please refer to the exhibits attached to this Form 8-K for a more detailed description of the transaction.

The agreement provides for an initial seven-year term, subject to the right of the parties to terminate the agreement prior to the end of the initial term under certain circumstances, including (i) termination by either party upon material breach of the other party or (ii) subject to the payment of termination fees by NYPH, by NYPH either following a change in control of FCGMS or FCG or for convenience at any time following the third year of the agreement. The value of the agreement is an aggregate of $228 million over the seven-year initial term, subject to increase or decrease in that amount depending on the level of services provided by FCGMS to NYPH during the term of the agreement.

In connection with the transaction, NYPH has acquired a 15% interest in FCGMS, with FCG (through its wholly owned subsidiary, FCG Management Holdings, Inc.) holding the remaining 85% of FCGMS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

                                                                                                 SEQUENTIAL
         EXHIBIT           DESCRIPTION                                                           PAGE START
         -------           -----------                                                           ----------

         99.1 **           Master Information Technology Services Agreement                               4
                           dated November 1, 1999, between FCG Management
                           Services, LLC (FCGMS) and New York and Presbyterian
                           Hospital (NYPH)
         99.2              FCG Management Services, LLC Unit Purchase                                    51
                           Agreement dated November 8, 1999, between FCGMS
                           and NYPH
         99.3              Investor Rights Agreement dated November 8, 1999,                             64
                           among FCGMS, FCG Management Holdings, Inc. and
                           NYPH
         99.4 **           Amended and Restated Operating Agreement of FCG                               84
                           Management Services, LLC
         99.5              Press Release entitled "First Consulting Group and                           120
                           NewYork-Presbyterian Hospital Announce $228 Million
                           Outsourcing Agreement"

         **       Confidential treatment has been requested over portions of these exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIRST CONSULTING GROUP, INC.
                                               (Registrant)


Date:  November 22, 1999                        By:  /s/ Robert R. Holmen
                                                    ---------------------------
                                                     Vice President and General
                                                     Counsel


                                    Page 3